                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. _____________)

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [_]
Check the appropriate box:
[_]      Preliminary Proxy Statement
[_]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[_]      Definitive Additional Materials
[_]      Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        THE CROWLEY PORTFOLIO GROUP, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)
     -----------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  $125 per Exchange Act Rules  O-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
[_]  Fee computed on table below per Exchange Act Rules 14a96(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
[_]  Fee paid previously by written preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                        THE CROWLEY PORTFOLIO GROUP, INC.

                  The Crowley Diversified Management Portfolio
                          The Crowley Income Portfolio

                        IMPORTANT SHAREHOLDER INFORMATION

These  materials  are  for a  special  meeting  of  shareholders  to be  held in
Wilmington, Delaware on November 28, 2005. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you wish to vote on important  issues relating to the  Portfolios.  If you complete and sign the proxy,  we'll vote it exactly as you tell us. If you simply  sign the proxy, we'll vote it in accordance with the Board of Directors' recommendation.

WE  URGE  YOU TO  SPEND  A FEW  MINUTES  REVIEWING  THE  PROPOSAL  IN THE  PROXY
STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW
YOU WOULD LIKE TO VOTE.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS,  CALL THE FUND AT (302) 994
-4700.

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                                                                               3

                        THE CROWLEY PORTFOLIO GROUP, INC.

                  The Crowley Diversified Management Portfolio
                          The Crowley Income Portfolio

                              Wilmington, Delaware

Dear Shareholders:

     I am writing to request that you consider and vote on a matter  relating to your  investment  in The  Crowley  Portfolio  Group,  Inc.  (the  "Fund")  to be
considered  at a  Special  Meeting  of  Shareholders  to be held in  Wilmington,
Delaware on November 28, 2005.

     This Meeting is critically  important.  You are being asked to consider and approve a Plan of Liquidation and Dissolution  (the "Plan"),  which would result in The Crowley Diversified Management Portfolio and The Crowley Income Portfolio
being liquidated and the proceeds from your shares of the respective  Portfolios being distributed to you.

     The Board of  Directors  approved the Plan based on  information  presented that the  projected  growth in assets of the  Portfolios  was not  sufficient to ensure that the Portfolios could continue to offer  competitive  performance and high quality service to  shareholders  over the long term.  Consequently,  after studying several  options,  the Fund's Board  unanimously  approved the Plan and believes it to be in the best  interest of the  shareholders  to  liquidate  the
Portfolios.

     The proxy statement uses a  question-and-answer  format designed to provide you with a simple and concise  explanation of certain  issues.  Although much of the  information in the proxy statement is technical and required by the various regulations that govern the Portfolios, we hope that this format will be helpful to you.

     Your  vote  is  important  to the  Portfolios.  Thank  you in  advance  for considering this issue and for promptly returning your proxy card.

                                                   Sincerely,

                                                   /s/Robert A. Crowley
                                                   Robert A. Crowley
                                                   President

                                                                               4

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                                                                               5

                        THE CROWLEY PORTFOLIO GROUP, INC.

                  The Crowley Diversified Management Portfolio
                          The Crowley Income Portfolio

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 28, 2005

     A Special  Meeting of  Shareholders  of the  investment  portfolios  of The
Crowley Portfolio Group, Inc. (the "Fund")  identified above (each a "Portfolio"
and collectively, the "Portfolios") will be held at the Fund's offices at 3201-B
Millcreek  Road,  Suite H,  Wilmington,  Delaware  19808 on November 28, 2005 at
10:00 a.m. (Standard Time).

     During the Meeting, shareholders of each Portfolio of the Fund will vote on the following proposal:

     1.   To approve the liquidation and dissolution of The Crowley  Diversified
          Management  Portfolio and The Crowley Income Portfolio pursuant to the
          Plan of Liquidation and Dissolution (the "Plan") of the Fund.

     2.   To  consider  and act upon such other  business as may  properly  come before the Meeting or any adjournment thereof.

     The Board of  Directors  has fixed  October 20, 2005 as the record date for determination of shareholders entitled to vote at the Meeting or any adjournment thereof.

                                         By Order of the Board of Directors,

                                         /s/Frederick J. Crowley, Jr.
                                         Frederick J. Crowley, Jr.
                                         Secretary

Wilmington, Delaware
October 11, 2005

                             YOUR VOTE IS IMPORTANT.
      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD,
              DATE AND SIGN IT, AND RETURN IT IN THE SELF-ADDRESSED
              ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                                                                               6

                        THE CROWLEY PORTFOLIO GROUP, INC.

                  The Crowley Diversified Management Portfolio
                          The Crowley Income Portfolio

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 28, 2005

                               GENERAL INFORMATION

WHO IS ASKING FOR MY VOTE?

The Board of  Directors of The Crowley  Portfolio  Group,  Inc.  (the "Fund") is
requesting  your vote at the Meeting of  Shareholders  of the Fund to be held on
November 28, 2005, or any adjournments thereof (the "Meeting").

ON WHAT ISSUE AM I BEING ASKED TO VOTE?

You are being asked to approve a proposal for the liquidation and dissolution of
The Crowley  Diversified  Management  Portfolio and The Crowley Income Portfolio
(each a "Portfolio" and collectively,  the "Portfolios") of the Fund pursuant to the Plan of Liquidation and Dissolution (the "Plan").

HOW WILL PROPOSED CHANGES AFFECT THE PORTFOLIOS AND MY INVESTMENT?

If the proposal to liquidate the Portfolios is approved, each of the Portfolios'
assets will be liquidated  and, after paying or reserving for  liabilities,  the proceeds will be distributed to each Portfolio's shareholders and the Portfolios will be dissolved  pursuant to the Plan,  which is attached to and  described in the  Proxy  Statement.  Shareholders  should  carefully  read and  consider  the discussion of the proposal and the Plan in the Proxy Statement.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record at the close of business on October 20, 2005 are entitled to vote at the  Meeting.  Each share of record is  entitled to one vote and each fractional share of record is entitled to the  corresponding  fractional vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the Proxy  Statement were mailed to  shareholders  of record on or about October
28, 2005.

HOW DO THE DIRECTORS RECOMMEND THAT I VOTE?

The Directors unanimously recommend that you vote FOR the proposal.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

You may attend the Meeting and vote in person,  or you may  complete  and return the  enclosed  proxy  card.  Proxy  cards that are  properly  signed,  dated and received at or prior to the Meeting  will be voted as  specified.  If you simply sign and date the proxy card,  but do not specify any vote for a proposal,  your shares will be voted FOR that proposal.

MAY I REVOKE MY PROXY?

You may revoke  your proxy at any time before it is voted by: (1)  delivering  a written  revocation to the Secretary of the Fund;  (2)  forwarding to the Fund a later-dated  proxy card that is received by the Fund at or prior to the Meeting;
or (3) attending the Meeting and voting in person.

                                                                               7

     PROPOSAL:  TO  APPROVE  THE  LIQUIDATION  AND  DISSOLUTION  OF THE  CROWLEY
                DIVERSIFIED  MANAGEMENT  PORTFOLIO  AND THE CROWLEY  INCOME
                PORTFOLIO PURSUANT TO THE PLAN OF LIQUIDATION AND DISSOLUTION.

WHY IS THE BOARD PROPOSING TO LIQUIDATE AND DISSOLVE THE PORTFOLIOS?

The Fund was organized as a corporation  under the laws of the State of Maryland on August 15, 1989, pursuant to its Articles of Incorporation,  as amended.  The
Fund  is  a  no-load,   diversified,   open-end  management  investment  company
registered  under the  Investment  Company  Act of 1940,  as  amended.  The Fund currently offers two investment  portfolios or series of shares.  The Fund's two series are The Crowley Diversified  Management  Portfolio and The Crowley Income
Portfolio.  The  investment  objective  of The  Crowley  Diversified  Management
Portfolio is high total return  consistent with reasonable  risk. The investment objective  of The  Crowley  Income  Portfolio  is to  maximize  current  income, consistent  with prudent risk.  Each Portfolio seeks to achieve its objective by making  investments  selected  in  accordance  with the  Portfolio's  investment restrictions and policies. The Diversified Management Portfolio concentrates its investments in shares of registered investment companies.
The  Income  Portfolio  primarily  invests in debt  securities,  dividend-paying stocks and preferred stocks.

Crowley & Crowley,  Corp., the Portfolios'  investment  advisor (the "Advisor"), initially  recommended the liquidation  after  determining that a liquidation of the Portfolios is in the interests of the Portfolios and their shareholders. The
Portfolios have not attracted significant assets. The Portfolios originally were created  as a method  to  deliver  investment  advisory  services  in  different investment  styles to the Advisor's  clients.  While the Portfolios were able to attract a relatively  stable asset base,  their growth in assets has essentially stalled.  Management believes that given the increased  complexity of the mutual fund industry,  including the increased regulatory environment, the prospect for attracting additional assets to the Portfolios is limited. Without an increasing asset base,  the growing cost of managing the  Portfolios,  including  complying with new  regulatory  initiatives,  is likely to  increase  the  expenses of the
Portfolios.  The  Advisor  believes  that there may be more  efficient  and less costly methods to deliver  investment  management  services to its clients which would not require a mutual fund structure.

Prior to  recommending  the Portfolios'  liquidation,  the Advisor and the Board sought to determine whether there were other  alternatives,  such as a merger or transfer  of assets,  and if so,  whether  they would be in the  interest of the
Portfolios' shareholders. Management reviewed the current market conditions, the composition  of the  shareholder  base,  the small size of the  Portfolios,  the expenses that may be required to effect a transaction  and tax and other related
implications   for  Portfolio   shareholders.   Management   determined  that  a
liquidation  of  the  Portfolios   should  not  have  significant   adverse  tax
consequences  for most  Portfolio  shareholders  since their  assets are held in tax-deferred  retirement  accounts  and would allow  Portfolio  shareholders  to reinvest  their  money  as they  deem  appropriate.  The  Board  considered  the
Advisor's  recommendations  and has  approved  the Plan  based  on a  number  of factors, including:

     o    The  small  size  of the  Portfolios  and  the  unlikely  prospect  of attracting additional assets;

     o    The costs  associated  with ongoing  Portfolio  operations,  including increasing  burdens  and  costs of  compliance  due to new  rules  and regulations; and

     o    The  liquidation  would not likely have adverse tax  consequences  for most shareholders.

HOW WILL THE PLAN OF LIQUIDATION AND DISSOLUTION BE IMPLEMENTED?

The Plan is attached  to this Proxy  Statement  and is  summarized  below.  This summary is qualified in its entirety by reference to the Plan.

     1.  Effective  Date  of the  Plan.  The  effective  date of the  Plan  (the
"Effective  Date")  shall be the date on which the Plan is adopted by a majority of each  Portfolio's  outstanding  shares of record  represented in person or by proxy at the Meeting or any adjournments or postponements thereof.

     2.  Dissolution.  As soon as practicable after the Effective Date, the Fund will prepare and file its Articles of Dissolution in accordance with the laws of the State of Maryland.

                                                                               8

     3.  Restriction  of Transfer and  Redemption of Shares.  The  proportionate interests of shareholders in the assets of the Portfolios  shall be fixed on the basis of their  respective  holdings at the close of  business on the  Effective
Date  or  such  later  date  as  is  determined  by  the  Fund's  officers  (the
"Liquidation Date").

     4.  Liquidation  of Assets and Payment of Debts.  As soon as is  reasonable after the Effective  Date, all portfolio  securities of each Portfolio  shall be converted to cash or cash  equivalents or otherwise  liquidated and the officers of the Fund will pay,  or make  reasonable  provision  to pay,  all  claims  and obligations of the Portfolios.

     5. Liquidating Distribution.  Within 7 days after the Liquidation Date, the
Portfolios shall mail to each  shareholder of record a liquidating  distribution equal to the  shareholder's  proportionate  interest  in the net  assets  of the
Portfolios  after the payment of the  Portfolios'  debts.  Any accrued income or gains will also be distributed at the time of the liquidating distribution along with relevant information about such distribution.

     6. Expenses. Each Portfolio will bear its proportionate expense incurred in carrying out the Plan.

Shareholders  may redeem their shares at any time prior to the Effective Date of the Plan.

IF THE PORTFOLIOS LIQUIDATE, WHAT WILL BE THE FEDERAL INCOME TAX CONSEQUENCE FOR
ME?

The following  summary provides  general  information with regard to the federal income tax  consequences to shareholders  relating to receipt of the liquidating distribution  from the Portfolios  pursuant to the provisions of the Plan.  This summary  also  discusses  the effect of federal  income  tax  provisions  on the
Portfolios  resulting from their  liquidation and dissolution.  The Fund has not sought a ruling from the Internal  Revenue  Service ("IRS") with respect to this liquidation and dissolution.  The statements below are,  therefore,  not binding upon the IRS, and there can be no  assurance  that the IRS will concur with this summary  or that the tax  consequences  to any  shareholder  upon  receipt  of a liquidation distribution will be as set forth below.

While this summary addresses some of the U.S. federal income tax consequences of the Plan,  neither state nor local tax  consequences  of the Plan are discussed.
Implementing the Plan may impose  unanticipated tax consequences on shareholders
and  affect  shareholders   differently,   depending  on  their  particular  tax
situations  independent of the Plan.  Shareholders should consult with their own tax advisors  regarding the application of current U.S.  federal income tax laws to their  particular  situation  and with respect to state,  local and other tax consequences of the Plan.

Pursuant to the Plan, each Portfolio will sell its portfolio holdings,  which is expected to give rise to some capital gains. If The Crowley  Diversified  Income
Portfolio  and The Crowley  Income  Portfolio  were  liquidated on September 30,
2005,  the  Portfolios  would have  experienced  a net realized  capital gain of approximately $47,740 and $25,530, respectively, which would have been offset in full or in part by each  Portfolio's  capital  loss  carryover  of $846,194  and
$557,258, respectively.  Whether the Portfolios will have a net realized capital gain (or loss) on the  Liquidation  Date will  depend on market  conditions  and redemption activity during the solicitation and liquidation period.

The Fund expects to retain its qualification as a regulated  investment  company
("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), during the  liquidation  period and,  therefore,  expects to not be taxed on any of the
Portfolios'  capital  gains  realized  from the sale of their assets or ordinary income earned that it timely distributes to shareholders.  In the unlikely event that the Fund  should lose its status as a RIC during the  liquidation  process, the  Portfolios  would be subject to taxes which would  reduce any or all of the types of liquidating distributions.

On the Liquidation Date (or within 7 days thereafter), the Fund shall distribute pro rata to each Portfolio's  shareholders of record as of the close of business on the Liquidation  Date all of the Portfolio's then existing assets in complete and full  cancellation  and  redemption  of all the  outstanding  shares  of the
Portfolio,  except for cash, bank deposits,  or cash equivalent securities in an estimated  amount  necessary  to:  (a)  discharge  any  unpaid  liabilities  and obligations of the Portfolio on the Portfolio's  books on the Liquidation  Date, including, but not limited to, income dividends and capital gains distributions, if any,  payable  through  the  Liquidation  Date,  and (b) pay such  contingent liabilities as the Board of Directors shall reasonably deem to exist against the assets of the Portfolio on the  Portfolio's  books. If the Board of Directors is unable to make distributions to all of the Portfolio's  shareholders  because of an inability to locate shareholders to whom distributions are payable, the Board of Directors  may create,  in the name and on behalf of the  Portfolio,  a trust with a financial institution and, subject to applicable abandoned property laws, deposit any of the Portfolio's remaining assets in such trust for the benefit of the  shareholders  that cannot be located.  The  expenses of such trust shall be charged against the assets therein.

                                                                               9

If necessary,  the Portfolios  shall, by the Liquidation Date, have declared and paid a dividend or dividends  which,  together with all previous such dividends, shall have the effect of distributing to the Portfolios' shareholders all of the
Portfolios' investment company taxable income for the taxable years ending at or prior to the  Liquidation  Date  (computed  without  regard to any deduction for dividends paid), and all of the Portfolios' net capital gains, if any,  realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss  carry-forward)  and any  additional  amounts  necessary to avoid any excise tax for such periods.  Alternatively,  each  Portfolio  may, if eligible,  treat all or a portion of such amounts  required to be distributed as an income  dividend or capital gain  distribution  on account of the Portfolio's final  taxable  year  as  having  been  paid  out as a part  of the  liquidating distributions  made to the Portfolio's  shareholders in complete  liquidation of the  Portfolio.  As  described  in the  next  paragraph,  any  such  liquidating distributions (in lieu of an income dividend or capital gain distribution) would be treated by Portfolio  shareholders as received in a sale or exchange of their
Portfolio  shares.  Within  60 days  after the  close of the  Portfolio's  final taxable year, the Fund will notify  shareholders  as to the portion,  if any, of
the  amounts   distributed  in  liquidation  that  constitutes  a  capital  gain distribution and that constitutes an income dividend, if any, for federal income tax purposes.

For federal income tax purposes, the receipt by a shareholder that is subject to tax of a liquidating distribution will be a taxable event and will be treated as a sale of the shareholder's shares in exchange for the liquidating  distribution
(less the portion constituting an income dividend or capital gain distribution).
Each  shareholder  will  recognize  a gain  or loss in an  amount  equal  to the difference  between the  liquidating  distribution  he or she  receives  and the adjusted tax basis of his or her shares.  Assuming the shareholder  holds his or her shares as a capital  asset,  the gain or loss generally will be treated as a capital gain or loss.

If the  shares  have been  held for more  than one  year,  the gain or loss will constitute a long-term  capital gain or loss;  otherwise,  the gain or loss will constitute  a  short-term  capital  gain or loss.  Long-term  capital  gains are currently taxed to  non-corporate  shareholders at a maximum federal tax rate of
15%.

Short-term  capital  gains  are  taxed  to  non-corporate  shareholders  at  the graduated income tax rates applicable to ordinary income.  All income recognized by a  corporate  shareholder  pursuant  to the  liquidation  of the  Portfolios, regardless of its character as capital gains or ordinary income, will be subject to tax at the regular graduated federal corporate income tax rates.

Shareholders  should be aware that the Fund will be required to withhold  28% of the liquidating  distribution proceeds, or income distributions and capital gain
distributions   payable  to  any  individual  and  certain  other  non-corporate shareholders  who  do  not  provide  the  Portfolios  with  a  correct  taxpayer identification number or who are otherwise subject to backup withholding.  It is anticipated that the liquidating  distribution  will occur on November 29, 2005, or as soon as practicable thereafter.

The  information  above is only a  summary  of some of the  federal  income  tax consequences  generally  affecting  the  Portfolios  and their  individual  U.S.
shareholders resulting from the liquidation of the Portfolios. This summary does not  address  the  particular  federal  income tax  consequences  applicable  to shareholders other than U.S.  individuals nor does it address state or local tax consequences.

MAY I REDEEM MY SHARES PRIOR TO THE LIQUIDATION?

Yes.  You may  redeem  your  shares or any  portion  of your  shares at any time through the  Liquidation  Date,  which is expected to occur on or about November
29, 2005.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED LIQUIDATION?

Provided  that a quorum is present as to each  Portfolio,  the  approval  of the proposed  liquidation  and dissolution of a Portfolio under Section 3-403 of the
Maryland  Code of  Corporations  and  Associations  and the Fund's  Articles  of
Incorporation  require the affirmative  vote of more than 50% of the outstanding voting  securities of a Portfolio,  present in person or represented by proxy at the Meeting.

                                                                              10

WHAT IF THE PROPOSAL IS NOT APPROVED?

If the shareholders do not approve the Plan, the Fund will temporarily  continue to operate as an  open-end  registered  management  investment  company and will continue to offer shares of the  Portfolios  and invest in assets in  accordance with each  Portfolio's  stated  objectives  and  policies.  The Board  will then consider other alternatives for the future of the Portfolios.

WILL ANY OTHER MATTERS BE PRESENTED AT THE MEETING?

The Board is not aware of any other matters to be presented at this Meeting.  If any other matters are properly presented at the Meeting,  the proxy holders will vote in accordance with the views of Management.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT YOU APPROVE THE PROPOSAL.

                                                                              11

                   ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

INVESTMENT  MANAGER AND  ADMINISTRATOR  Crowley & Crowley Corp.  (the "Advisor")
serves  as the  Fund's  investment  manager  and  administrator.  The  Advisor's principal  offices are located at 3201-B  Millcreek Road,  Suite H,  Wilmington,
Delaware 19808.  The Advisor  manages each Portfolio  under separate  management contracts. The Advisor is an affiliate of the Fund because Frederick J. Crowley,
Jr., Vice President,  Secretary and Director of the Fund, and Robert A. Crowley,
President, Treasurer and Director of the Fund, each own 50% of the voting common stock of the Advisor.

DISTRIBUTOR.  Crowley Securities,  Inc. (the "Distributor") is located at 3201-B
Millcreek Road, Suite H, Wilmington,  Delaware 19808, acts as distributor to the
Portfolios  and acts as an exclusive  agent for the  Portfolios in selling their shares to the public.  The  Distributor  is an  affiliate of the Advisor and the
Fund because  Frederick J. Crowley,  Jr. and Robert A. Crowley,  officers of the
Advisor and Directors of the Fund, are also equal general  partners,  principals and registered representatives of the Distributor.

CUSTODIAN.  Wilmington Trust Company, Rodney Square North, Wilmington,  Delaware
19890, acts as custodian of the securities and other assets of each Portfolio.

REPORTS TO  SHAREHOLDERS  AND  FINANCIAL  STATEMENTS.  The Fund's  last  audited financial  statements and annual report,  for the fiscal year ended November 30,
2004,  and its  semi-annual  report dated May 31, 2005,  are  available  free of charge, upon request.  To obtain a copy, please call 302-994-4700,  or forward a written  request to The Crowley  Portfolio  Group,  Inc., on the  self-addressed postage paid card provided.

PRINCIPAL  SHAREHOLDERS.  As of  September  30,  2005,  The Crowley  Diversified
Management  Portfolio and The Crowley  Income  Portfolio had 491,589 and 951,794
shares  outstanding,  respectively,  and total  net  assets  of  $5,568,449  and
$9,543,239,  respectively.  The following  shareholders  owned beneficially more than 5% of the Portfolios as of that date:

THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO:

NAME & ADDRESS                       SHARES OWNED  PERCENTAGE OF PORTFOLIO

Joyce B. Boylen Administrative Trust,    41,785            8.5%
Wendy Smith Trustee
Kelowna, BC Canada

THE CROWLEY INCOME PORTFOLIO:

NAME                                 SHARES OWNED  PERCENTAGE OF PORTFOLIO

Ronald E. Cooney                       134,203           14.1%
Wilmington, DE

Diane M. Thompson                       49,493            5.2%
Wilmington, DE

As of September 30, 2005, the following  directors and executive  officers owned shares of the Portfolios as indicated in the table below:

                                                                              12

THE CROWLEY DIVERSIFIED MANAGEMENT PORTFOLIO:

NAME & ADDRESS                       SHARES OWNED  PERCENTAGE OF PORTFOLIO

Frederick J. Crowley, Jr.                3,345           0.68%
Wilmington, DE

William O. Cregar                       15,181              3%
Wilmington, DE

Bruce A. Humphries                       8,411           1.71%
Greenville, DE

Daniel J. Piscitello                    27,002           5.49%
Doylestown, PA

Peter Veenema                            3,357           0.68%
Wilmington, DE

THE CROWLEY INCOME PORTFOLIO:

NAME                                 SHARES OWNED  PERCENTAGE OF PORTFOLIO

Frederick J. Crowley, Jr.                3,162           0.33%
Wilmington, DE

William O. Cregar                       14,691           1.54%
Wilmington, DE

Daniel J. Piscitello                    18,301           1.92%
Doylestown, PA

Peter Veenema                            2,256           0.23%
Wilmington, DE

As of September  30, 2005,  the Fund's  officers and  directors as a group owned approximately  11.7%  of  the  shares  outstanding  of The  Crowley  Diversified
Management  Portfolio,  and 4.0% of the shares outstanding of The Crowley Income
Portfolio.

               ADDITIONAL INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION  OF PROXIES.  The cost of  soliciting  proxies will be borne by the
Advisor. The Advisor reimburses brokerage firms and others for their expenses in forwarding  proxy  material  to the  beneficial  owners and  soliciting  them to execute  proxies.  The Fund expects that the  solicitation  will be primarily by mail, but also may include  telephone,  personal  interviews or other means. The
Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Advisor involved in the  solicitation of proxies.  The Advisor intends to pay all costs associated with the solicitation and the Meeting.

In  addition  to  solicitations  by mail,  some of the  executive  officers  and
employees  of  the  Fund,  the  Advisor  and  its   affiliates,   without  extra
compensation,  may  conduct  additional  solicitations  by  telephone,  personal interviews and other means.

VOTING  BY   BROKER-DEALERS.   The  Fund  expects  that,   before  the  Meeting,
broker-dealer  firms holding shares of the Portfolios in "street name" for their customers will request voting  instructions  from their customers and beneficial owners.  If these  instructions  are not  received by the date  specified in the broker-dealer  firms' proxy  solicitation  materials,  the Fund understands that stock exchange rules permit the  broker-dealers to vote on certain routine items to be  considered  at the Meeting on behalf of their  customers  and  beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no  instructions  are received by voting those shares in the same proportion as they vote shares for which they received instructions.

                                                                              13

QUORUM. A majority of each Portfolio's aggregate shares of stock outstanding and entitled  to vote  constitutes  a quorum at the  Meeting.  The shares over which broker-dealers  have  discretionary  voting  power,  the shares  that  represent
"broker  non-votes"  (i.e.,  shares held by brokers or nominees as to which: (i)
instructions  have not been  received  from the  beneficial  owners  or  persons entitled  to vote;  and (ii) the broker or nominee  does not have  discretionary voting power on a particular  matter),  and the shares whose proxies  reflect an abstention  on any item are all counted as shares  present and  entitled to vote for purposes of determining whether the required quorum of shares exists. Broker non-votes and  abstentions  will not be treated as votes cast and therefore will have no effect on the Proposal,  which requires a majority of the votes cast for approval.

OTHER  MATTERS AND  DISCRETION  OF PERSONS  NAMED IN THE PROXY.  The Fund is not
required,  and does not intend, to hold regular annual meetings of shareholders.
Shareholders  wishing to submit proposals for  consideration  for inclusion in a proxy  statement  for the next  meeting  of  shareholders  should  the  proposal contained  in this proxy  statement  not be passed,  and should there be another shareholder meeting,  should send their written proposals to the Fund's offices,
3201-B Millcreek Road, Suite H, Wilmington, Delaware 19808, so they are received within a reasonable  time before any such  meeting.  No business  other than the matters  described above is expected to come before the Meeting,  but should any other matter requiring a vote of shareholders  arise,  including any question as to an  adjournment  or  postponement  of the Meeting,  the persons  named on the enclosed  proxy card will vote on such matters  according to their best judgment in the interests of the Portfolios.

                                         By order of the Board of Directors,

                                         /s/Frederick J. Crowley, Jr.
                                         Frederick J. Crowley, Jr.
                                         Secretary

Dated:  October 11, 2005
Wilmington, Delaware

                                                                              14

                                                                       Exhibit A

                       Plan Of Liquidation And Dissolution
                                       of
                         The Crowley Income Portfolio &
                  The Crowley Diversified Management Portfolio

     This Plan of  Liquidation  and  Dissolution  (the  "Plan") is  intended  to accomplish  the  complete  liquidation  and  dissolution  of The Crowley  Income
Portfolio and The Crowley Diversified Management Portfolio (each a "Portfolio"), series of the Crowley Portfolio Group,  Inc., a corporation  organized under the
State of Maryland  ("Corporation"),  registered with the Securities and Exchange
Commission as an open-end  management  investment  company under the  Investment
Company Act of 1940, as amended ("1940 Act"), in conformity with the laws of the
State of Maryland,  the 1940 Act, the Internal  Revenue Code of 1986, as amended
("Code"),  and the  Corporation's  Articles of  Incorporation,  dated August 15,
1989, as amended, and By-laws  ("Organizational  Documents").  All references in this  Plan to  action  taken by a  Portfolio  shall be deemed to refer to action taken by the  Corporation  on  behalf  of the  Portfolio.  The  liquidation  and dissolution of one Portfolio does not require the dissolution and liquidation of the  other.  The  references  to  "Portfolio"  below  apply  to  each  Portfolio separately  and the action taken with respect to one  Portfolio  does not affect the other.

     WHEREAS,  in light of the future  prospects  for growth for the  Portfolio, management has recommended that the Portfolio be liquidated and dissolved; and

     WHEREAS,   the  Board  of  Directors  has  considered  the  impact  on  the
Portfolio's  shareholders  of the  termination and liquidation of the Portfolio;
and

     WHEREAS,  the Board of Directors has determined  that the  liquidation  and dissolution  of the  Portfolio  is  advisable  and in the best  interests of the shareholders of the Portfolio,  and has considered and approved this Plan as the method of accomplishing such actions; and

     WHEREAS, the Board of Directors has directed that this Plan be submitted to the Portfolio's  shareholders  for their approval and, upon the approval of this
Plan by the affirmative vote of a majority of the Portfolio's outstanding shares of record,  represented in person or by proxy, at a meeting of the  shareholders at which a quorum is present,  the  Portfolio  shall  voluntarily  dissolve  and completely  liquidate in  accordance  with the  requirements  of the laws of the
State of Maryland and the Code.

     NOW THEREFORE,  the  liquidation  and dissolution of the Portfolio shall be carried out in the manner set forth herein:

     1. Effective  Date of Plan. The effective date of the Plan (the  "Effective
Date") shall be the date on which the Plan is approved by the  affirmative  vote of a majority of the  Portfolio's  outstanding  shares of record  represented in person  or by  proxy at a  special  meeting  of  shareholders  of the Fund  (the
"Meeting") at which a quorum is present.

                                                                              15

     2. Liquidation.  Consistent with the provisions of this Plan, the Portfolio
shall  be  liquidated  as  promptly  as  practicable  in  accordance   with  its
Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331 of the Code ("Liquidation").

     3. Notice of Liquidation.  As soon as reasonable and practicable  after the adoption of this Plan,  the Portfolio  shall provide  notice to the  Portfolio's shareholders and other  appropriate  parties that this Plan has been approved by the Board of Directors, and that the Portfolio will be liquidating its assets.

     4. Cessation of Business.  On the Effective Date, the Portfolio shall cease its regular  business as a series of an investment  company and shall not engage in any business  activities  except for the purposes  winding up the Portfolio's business and affairs,  preserving the value of its assets,  and distributing its assets to  shareholders  in the Portfolio in accordance  with the  provisions of this Plan after discharging or making  reasonable  provision for the Portfolio's liabilities;  provided, however, that the Portfolio may continue to carry on its activities as an investment  company, as described in its current prospectus and any supplements  thereto,  with regard to its existing  shareholders and assets, until the final liquidating distribution to its shareholders is made.

     5.  Payment  of Debts.  As soon as  reasonable  and  practicable  after the
Effective  Date,  the  Portfolio  shall  determine  and pay, or make  reasonable provision  to pay,  in full  all  claims  and  obligations,  including,  without limitation,  all  contingent,  conditional or unmatured  claims and  obligations known to the  Portfolio,  and all claims and  obligations  that are known to the
Portfolio but for which the identity of the claimant is unknown.

     6. Liquidation of Assets.  As soon as reasonable and practicable  after the
Effective  Date,  but in no event later than  November  29,  2005  ("Liquidation
Date"),  all of the  Portfolio's  assets  shall be  converted  into cash or cash equivalents or otherwise liquidated.

     7.  Liquidating  Distribution.  On the  Liquidation  Date (or within 7 days thereafter),  the  Corporation  shall  distribute  pro  rata to the  Portfolio's shareholders of record as of the close of business on the  Liquidation  Date all of the Portfolio's  then existing assets in complete and full  cancellation  and redemption of all the outstanding shares of the Portfolio, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a)
discharge  any  unpaid  liabilities  and  obligations  of the  Portfolio  on the
Portfolio's books on the Liquidation Date, including, but not limited to, income
dividends  and  capital  gains  distributions,   if  any,  payable  through  the
Liquidation  Date,  and (b) pay  such  contingent  liabilities  as the  Board of
Directors shall  reasonably deem to exist against the assets of the Portfolio on the Portfolio's books. If the Board of Directors is unable to make distributions to all  of the  Portfolio's  shareholders  because  of an  inability  to  locate shareholders  to whom  distributions  are payable,  the Board of  Directors  may create,  in the name and on behalf of the  Portfolio,  a trust with a  financial institution and, subject to applicable  abandoned  property laws, deposit any of the  Portfolio's  remaining  assets  in  such  trust  for  the  benefit  of  the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

     8. Satisfaction of Federal Income and Excise Tax Distribution Requirements.
If necessary,  the Portfolio  shall, by the Liquidation  Date, have declared and paid a dividend or dividends  which,  together with all previous such dividends, shall have the effect of distributing to the Portfolio's shareholders all of the
Portfolio's investment company taxable income for the taxable years ending at or prior to the  Liquidation  Date  (computed  without  regard to any deduction for dividends paid),  and all of the Portfolio's net capital gain, if any,  realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss  carry-forward)  and any  additional  amounts  necessary to avoid any excise tax for such  periods.  Alternatively,  the  Portfolio  may, if eligible,  treat all or any portion of the amounts to be distributed pursuant to this Section 8 as having been paid out as part of the liquidating  distributions made to the Portfolio's shareholders pursuant to Section 7.

                                                                              16

     9. Expenses in Connection  with this Plan.  The Portfolio will bear all the expenses  associated with the  Liquidation,  except that Portfolio  shareholders
will  pay  their  own  expenses,   if  any,  incurred  in  connection  with  the
Liquidation.

     10. Powers of the Board of Directors.  The Board of Directors and,  subject to the direction of the Board of Directors, the officers of the Portfolio, shall have the  authority to do or to authorize any or all acts and things as provided for in the Plan and as they may consider necessary or desirable to carry out the purposes of the Plan,  including the execution and filing of  certificates,  tax returns,  forms and other papers.  The death,  resignation  or disability of any
Director or any officer of the Corporation shall not impair the authority of the surviving  or  remaining  Directors  or officers  to exercise  any of the powers provided for in the Plan.

     11.  Filings.  The Board of Directors  hereby  authorizes  the  appropriate parties to make any necessary or appropriate filings relating to the liquidation and/or  dissolution  of the Portfolio  with the State of Maryland,  the Internal
Revenue  Service,  the  Securities  and Exchange  Commission,  or with any other authority. Without limiting the generality of the foregoing, the officers of the
Portfolio are authorized and directed to file or cause to be filed Form 966 with the  Internal  Revenue  Service  within  30 days  of  adoption  of this  Plan of
Liquidation.

     12.  Amendment of Plan. The Board of Directors  shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary  or  appropriate  to effect  the  Liquidation  of the  Portfolio,  the distribution  of the  Portfolio's  net assets to its  shareholders in accordance with the  laws of the  State  of  Maryland,  the 1940  Act,  the  Code,  and the
Portfolio's  Organizational  Documents, and the winding up of the affairs of the
Portfolio,  if the  Board of  Directors  determines  that such  action  would be advisable and in the best interests of the Portfolio and its  shareholders.  The
Board of  Directors  may  abandon  this Plan at any time if it  determines  that abandonment  would be advisable  and in the best  interests of the Portfolio and its shareholders.

Adopted by the Board of Directors on October 4, 2005.

                                                                              17

                                                                      APPENDIX A

                        THE CROWLEY PORTFOLIO GROUP, INC.

                  The Crowley Diversified Management Portfolio

                         3201-B Millcreek Road, Suite H
                           Wilmington, Delaware 19808

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 28, 2005

     The undersigned  hereby appoints each of Robert A. Crowley and Frederick J.
Crowley,  Jr.,  individually,  as proxy and attorney-in-fact for the undersigned with full  power of  substitution  to vote on behalf of the  undersigned  at the
Special Meeting of Shareholders of The Crowley Diversified  Management Portfolio
(the "Portfolio") of The Crowley Portfolio Group,  Inc.(the "Fund")to be held on
November 28, 2005, and at any adjournment or postponement thereof, all shares of the Portfolio  standing in the name of the  undersigned or which the undersigned may be entitled to vote.

     This proxy,  when properly  executed,  will be voted in the manner directed herein by the  undersigned  shareholder.  In their  discretion,  the proxies are authorized  to vote upon such other  business  as may  properly  come before the
Special Meeting or any  adjournments or postponements  thereof,  hereby revoking any proxy or proxies heretofore given by the undersigned.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To  approve  the  liquidation  and  dissolution  of The  Crowley  Diversified
Management Portfolio, as set forth in Proposal 1 of the Proxy Statement.

   FOR  [ ]       AGAINST  [ ]      ABSTAIN [ ]

IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

     For individual  accounts,  your name should be signed exactly as it appears on this Proxy card.  When  shares are held by joint  tenants,  either  party may sign, but the name of the party signing  should conform  exactly to a name shown on this Proxy card. When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such. If a  corporation,  please sign in the corporate name by president or other authorized  officer.  If a partnership, please sign in the partnership name by authorized person.

                 Please sign:

                 Date: _________________________________

                 _______________________________________
                 Signature

                 _______________________________________
                 Signature (if held jointly)

Please  mark,  sign,  date and mail  this  proxy  promptly  using  the  enclosed envelope.

                                                                              18

                                                                      APPENDIX B

                        THE CROWLEY PORTFOLIO GROUP, INC.

                          The Crowley Income Portfolio

                         3201-B Millcreek Road, Suite H
                           Wilmington, Delaware 19808

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 28, 2005

     The undersigned  hereby appoints each of Robert A. Crowley and Frederick J.
Crowley,  Jr.,  individually,  as proxy and attorney-in-fact for the undersigned with full  power of  substitution  to vote on behalf of the  undersigned  at the
Special  Meeting  of   Shareholders   of  The  Crowley  Income   Portfolio  (the
"Portfolio")  of The Crowley  Portfolio  Group,  Inc.(the  "Fund")to  be held on
November 28, 2005, and at any adjournment or postponement thereof, all shares of the Portfolio  standing in the name of the  undersigned or which the undersigned may be entitled to vote.

     This proxy,  when properly  executed,  will be voted in the manner directed herein by the  undersigned  shareholder.  In their  discretion,  the proxies are authorized  to vote upon such other  business  as may  properly  come before the
Special Meeting or any  adjournments or postponements  thereof,  hereby revoking any proxy or proxies heretofore given by the undersigned.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

1. To approve the liquidation  and dissolution of The Crowley Income  Portfolio, as set forth in Proposal 1 of the Proxy Statement.

   FOR  [ ]       AGAINST  [ ]      ABSTAIN [ ]

IF YOU DO NOT VOTE ON THE PROPOSAL, THE PROXIES SHALL VOTE "FOR" THE PROPOSAL.

     For individual  accounts,  your name should be signed exactly as it appears on this Proxy card.  When  shares are held by joint  tenants,  either  party may sign, but the name of the party signing  should conform  exactly to a name shown on this Proxy card. When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such. If a  corporation,  please sign in the corporate name by president or other authorized  officer.  If a partnership, please sign in the partnership name by authorized person.

                 Please sign:

                 Date: _________________________________

                 _______________________________________
                 Signature

                 _______________________________________
                 Signature (if held jointly)

Please  mark,  sign,  date and mail  this  proxy  promptly  using  the  enclosed envelope.

                                                                              19